EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

MONTHLY OPERATING REPORT

Required Documents	Form No.	Document Attached	Explanation Attached	Affidavit/Supp. Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtors bank reconciliations)	MOR-1a			X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements
Cash disbursements journals		X
Statements of Operations
For the Reporting Period	MOR-2a	X
For the Period from Petition Date through End of Reporting Period	MOR-2b	X
Balance Sheets
As of End of Current Reporting Period	MOR-3a	X
As of Petition Date	MOR-3b	X
Status of Postpetition Taxes	MOR-4	X		X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Philip M. Browne	12/22/10
Signature of Authorized Individual*	Date

Philip M. Browne	Chief Financial Officer
Printed Name of the Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

Disclaimer

Advanta Corp. and certain of its subsidiaries (collectively, the “Debtors”) caution investors and potential investors not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of Advanta Corp. or any of its subsidiaries or affiliates.  The Monthly Operating Report has been prepared solely for the purpose of complying with the operating guidelines as described in the Chapter 11 Trustee Handbook, United States Department of Justice, May 2004 in accordance with 28 U.S.C. § 586(a)(3).  The Monthly Operating Report is limited in scope and only covers a limited time period.

The financial statements in the Monthly Operating Report were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America.  The Monthly Operating Report presents condensed financial information of the Debtors.

There can be no assurance that, from the perspective of an investor or a potential investor in the securities of Advanta Corp. or any of its subsidiaries or affiliates, the Monthly Operating Report is complete.  The Monthly Operating Report may be subject to future adjustment and reconciliation.  The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Debtors’ financial condition or operating results for the period that would be reflected in the Debtors’ financial statements or in reports pursuant to the Exchange Act.  The information set forth in the Monthly Operating Report should not be viewed as indicative of future results.  This disclaimer applies to all information contained herein.  The Debtors reserve all rights to amend the results presented in this Monthly Operating Report.

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Debtor	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Service Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Finance Corp.	Advanta Mortgage Holding Co.	Advanta Mortgage Corp. USA	Advanta Investment Corp.
	09-13931 (KJC)	09-13935 (KJC)	09-13932 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13944 (KJC)	09-13938 (KJC)	09-13937 (KJC)	09-13942 (KJC)
Cash - Beginning of Reporting Period	$106,289,271	$2,083,140	$1,644	$844,787	$471,785	$4,990	$90	$49,990	$4,990
Receipts
Receivable Receipts	1,303,051
Investment Income	2	204,188
C/O Sale Portfolio Recoveries	45,043
Other Receipts	15,935			76	596,690
Total Receipts	1,364,032	204,188	-	76	596,690	-	-	-	-

Intercompany Transfers In / (Out)	-	-	-	-	-	-	-	-	-

Disbursements
Personnel Costs	379,709
Advertising Costs	-
Equipment Costs	10,481
Net Occupancy Costs	35,568
Other Costs	458,951				10
Business Taxes / Licenses	36,787
Restructure Fees	2,987,504
Total Disbursements	3,909,000	-	-	-	10	-	-	-	-

Net Cash Flow	(2,544,968	204,188	-	76	596,680	-	-	-	-

Cash - End of Reporting Period	$103,744,302	$2,287,327	$1,644	$844,863	$1,068,465	$4,990	$90	$49,990	$4,990

MOR-1

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Debtor	Advanta Auto Finance Corp.	Advanta Advertising Inc.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	Advantennis Corp.	ideablob Corp.	BE Corp.
	09-13939 (KJC)	09-13943 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-13941 (KJC)	09-14129 (KJC)	09-14130 (KJC)	Total
Cash - Beginning of Reporting Period	$85,805	$990	$13,931	$90	$61,447	$15,585	$37,846	$109,966,380
Receipts
Receivable Receipts								1,303,051
Investment Income								204,190
C/O Sale Portfolio Recoveries								45,043
Other Receipts	223							612,924
Total Receipts	223	-	-	-	-	-	-	2,165,208

Intercompany Transfers In / (Out)	-	-	-	-	-	-	-	-

Disbursements
Personnel Costs			11					379,720
Advertising Costs								-
Equipment Costs								10,481
Net Occupancy Costs								35,568
Other Costs								458,961
Business Taxes / Licenses								36,787
Restructure Fees								2,987,504
Total Disbursements	-	-	11	-	-	-	-	3,909,021

Net Cash Flow	223	-	(11)	-	-	-	-	(1,743,813)

Cash - End of Reporting Period	$86,028	$990	$13,920	$90	$61,447	$15,585	$37,846	$108,222,567

MOR-1

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

CASH DISBURSEMENTS JOURNALS

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advanta Corp.	09-13931 (KJC)
Total Disbursements		3,326,828	3,722,685		7,049,513
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ 3,326,828	$ 3,722,685	$ -	$ 7,049,513	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advanta Service Corp.	09-13932 (KJC)
Total Disbursements			325		325
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ 325	$ -	$ 325	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advanta Business Services Corp.	09-13933 (KJC)
Total Disbursements		210	707		917
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ 210	$ 707	$ -	$ 917	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advanta Shared Services Corp.	09-13934 (KJC)
Total Disbursements		232,685	178,690		411,375
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ 232,685	$ 178,690	$ -	$ 411,375	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advanta Business Serv. Holding Corp.	09-13935 (KJC)
Total Disbursements		10	325		335
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ 10	$ 325	$ -	$ 335	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Great Expectations Franchise Corp.	09-13936 (KJC)
Total Disbursements			325		325
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ 325	$ -	$ 325	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advanta Mortgage Corp. USA	09-13937 (KJC)
Total Disbursements		405	325		730
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ 405	$ 325	$ -	$ 730	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advanta Mortgage Holding Company	09-13938 (KJC)
Total Disbursements			325		325
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ 325	$ -	$ 325	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advanta Auto Finance Corporation	09-13939 (KJC)
Total Disbursements		21	371		392
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ 21	$ 371	$ -	$ 392	$ -

MOR-1

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

CASH DISBURSEMENTS JOURNALS

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Great Expectations Management Corp.	09-13940 (KJC)
Total Disbursements			325		325
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ 325	$ -	$ 325	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advantennis Corp.	09-13941 (KJC)
Total Disbursements			325		325
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ 325	$ -	$ 325	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advanta Investment Corp.	09-13942 (KJC)
Total Disbursements			325		325
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ 325	$ -	$ 325	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advanta Advertising Inc.	09-13943 (KJC)
Total Disbursements			325		325
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ 325	$ -	$ 325	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advanta Finance Corp.	09-13944 (KJC)
Total Disbursements			1,356		1,356
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ 1,356	$ -	$ 1,356	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Great Expectations International Inc.	09-13945 (KJC)
Total Disbursements			325		325
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ 325	$ -	$ 325	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advanta Ventures Inc.	09-14125 (KJC)
Total Disbursements			325		325
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ 325	$ -	$ 325	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Advanta Credit Card Rec. Corp.	09-14127 (KJC)
Total Disbursements		1,703	336		2,038
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ 1,703	$ 336	$ -	$ 2,038	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
ideablob Corp.	09-14129 (KJC)
Total Disbursements		160	650		810
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ 160	$ 650	$ -	$ 810	$ -

MOR-1

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

CASH DISBURSEMENTS JOURNALS

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
BE Corp.	09-14130 (KJC)
Total Disbursements			650		650
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ -	$ 650	$ -	$ 650	$ -

Debtor	Case No.	October	November	December	Quarterly Disb.	Fees
Total
Total Disbursements		3,562,021	3,909,021		7,471,041	-
Less: Transfers to Debtor in Possession Accounts		-	-	-	-	-
Plus: Estate Disbursements Made by Outside Sources		-	-	-	-	-
Total Disbursements For Calculating U.S. Trustee Quarterly Fees		$ 3,562,021	$ 3,909,021	$ -	$ 7,471,041	$ -

					TOTAL FEES	$ -

MOR-1

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

Statement with Respect to Bank Account Reconciliations, Bank Statements and Bank Accounts
For the Period From November 1, 2010 to November 30, 2010

Bank Account Reconciliations
The Debtors affirm that bank reconciliations were prepared for all open and active Debtor bank accounts as of November 30, 2010.

Bank Statements and Bank Accounts
The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.  There were no bank accounts opened by the Debtors during the current reporting period.  Attached is a list of Debtors’ bank accounts and balances as of November 30, 2010.

MOR-1a

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: November 1, 2010 to November 30, 2010

List of Bank Accounts for Debtor Entities
			November 30, 2010
	Debtor Case No.	Bank	Bank Balance
Advanta Corp. Cash Accounts
Master Concentration (#XXX2271)	09-13931 (KJC)	Republic Bank	$26,045,280.74
Accounts Payable (#XXX2328)	09-13931 (KJC)	Republic Bank	104,005.27
Care Assistance (#XXX2336)	09-13931 (KJC)	Republic Bank	121,415.30
ACH Taxes (#XXX2344)	09-13931 (KJC)	Republic Bank	0.01
Utilities Escrow Account (#XXX5890)	09-13931 (KJC)	Republic Bank	3,000.00
Wachovia Payroll Account (#XXXXXXXXX7257)	09-13931 (KJC)	Wachovia	16,601.61

Total Advanta Corp.			26,290,302.93

Entity Level Cash Accounts
Advanta Shared Services Corp. (#XXX3235)	09-13934 (KJC)	Republic Bank	1,068,465.23
Advanta Credit Card Receivables Corp. (#XXX3332)	09-14127 (KJC)	Republic Bank	13,920.02
Advanta Advertising Inc. (#XXX3006)	09-13943 (KJC)	Republic Bank	990.00
Advanta Auto Finance (#XXX3014)	09-13939 (KJC)	Republic Bank	86,027.82
Advanta Business Services Corp. (#XXX3030)	09-13933 (KJC)	Republic Bank	844,862.78
Advanta Business Services Holding Corp. (#XXX3049)	09-13935 (KJC)	Republic Bank	2,287,327.24
Advanta Finance Corp. (#XXX3065)	09-13944 (KJC)	Republic Bank	4,990.00
Advanta Investment Corp. (#XXX3189)	09-13942 (KJC)	Republic Bank	4,990.00
Advanta Mortgage Corp. USA (#XXX3200)	09-13937 (KJC)	Republic Bank	49,990.00
Advanta Mortgage Holding Corp. (#XXX3219)	09-13938 (KJC)	Republic Bank	90.00
Advanta Service Corp. (#XXX3227)	09-13932 (KJC)	Republic Bank	1,643.73
Advanta Ventures Inc. (#XXX3391)	09-14125 (KJC)	Republic Bank	90.00
Advantennis Corp. (#XXX3243)	09-13941 (KJC)	Republic Bank	61,446.51
BE Corp. (#XXX3286)	09-14130 (KJC)	Republic Bank	37,846.31
ideablob Corp. (#XXX3251)	09-14129 (KJC)	Republic Bank	15,584.98
			0.00
Total Entity Level			4,478,264.62

Total Cash Accounts			30,768,567.55

Advanta Corp. Investment Account
Dreyfus Treasury Prime Cash Management Fund (#XXXXX4719)	09-13931 (KJC)		77,453,999.55

Total Cash & Investments			$108,222,567.10

MOR-1a

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: November 1, 2010 toNovember 30, 2010

Schedule of Retained Professionals Fees and Expenses Paid

								Petition Date to
				Check		Amount Paid (A)		End of Reporting Period
Payee	Period Covered	Total Amount Sought	Payor	Number	Date	Fees	Expenses	Fees	Expenses
Alvarez & Marsal	9/1/10 - 9/30/10	$ 168,070.02	Advanta Corp.	Wire	11/12/2010	$ 130,996.00	$ 4,325.02	$2,176,128.60	$ 53,138.52
Drinker Biddle & Reath	11/9/09 - 3/31/10	$ 12,323.90	Advanta Corp.	Wire	11/2/2010	$ 12,323.90	$ -	(B)	(B)
Drinker Biddle & Reath	8/1/2010 - 8/31/10	$ 23,795.20	Advanta Corp.	Wire	11/16/2010	$ 18,883.20	$ 191.20	(B)	(B)
FTI Consulting	11/9/09 - 3/31/10	$ 180,468.50	Advanta Corp.	Wire	11/2/2010	$ 180,468.50	$ -	(C)	(C)
FTI Consulting	11/9/09 - 3/31/10	$ 1,000.00	Advanta Corp.	2431	11/18/2010	$ 1,000.00	$ -	(C)	(C)
FTI Consulting	8/1/10 - 8/31/10	$ 78,600.10	Advanta Corp.	Wire	11/9/2010	$ 62,815.60	$ 80.60	(C)	(C)
Garden City Group	9/1/10 - 9/30/10	$ 56,145.03	Advanta Corp.	2446	11/23/2010	$ 48,745.24	$ 7,399.79	$ 473,541.50	$ 59,697.14
KPMG	11/9/09 - 3/31/10	$ 97,620.98	Advanta Corp.	2371	11/1/2010	$ 97,620.98	$ -	$ 803,491.72	$ 65,251.59
Latham & Watkins	11/9/09 - 3/31/10	$ 254,281.60	Advanta Corp.	Wire	11/2/2010	$ 254,281.60		(D)	(D)
Latham & Watkins	8/1/10 - 8/31/10	$ 613,921.33	Advanta Corp.	Wire	11/18/2010	$ 478,886.20	$ 15,313.58	(D)	(D)
Richards, Layton & Finger	11/9/09 - 3/31/10	$ 38,879.40	Advanta Corp.	Wire	11/2/2010	$ 38,879.40	$ -	(E)	(E)
Richards, Layton & Finger	9/1/10 - 9/30/10	$ 26,289.95	Advanta Corp.	Wire	11/29/2010	$ 20,795.60	$ 295.45	(E)	(E)
Warren H. Smith & Assoc	11/9/09 - 3/31/10	$ 210.90	Advanta Corp.	2373	11/1/2010	$ 210.90	$ -	(F)	(F)
Warren H. Smith & Assoc	8/1/10 - 9/30/10	$ 20,434.10	Advanta Corp.	2418	11/11/2010	$ 15,937.60	$ 512.10	(F)	(F)
Weil, Gotshal & Manges	11/9/09 - 3/31/10	$ 396,938.44	Advanta Corp.	Wire	11/2/2010	$ 396,938.44		(G)	(G)
Weil, Gotshal & Manges	8/1/10 - 8/31/10	$1,489,135.59	Advanta Corp.	Wire	11/29/2010	$1,028,250.80	$203,822.09	(G)	(G)

(A) "Amounts Paid" reflect 20% of fees heldback from certain professionals, as required by orders of the Court.

(B) The cumulative fees and expenses paid to Drinker Biddle & Reath, for the period from petition date to end of reporting period, including both payments listed above, are $146,341.50 for fees and $1,999.42 for expenses.

(C) The cumulative fees and expenses paid to FTI Consulting, for the period from petition date to end of reporting period, including the three payments listed above, are $1,333,176.10 for fees and $8,034.71 for expenses.

(D) The cumulative fees and expenses paid to Latham & Watkins, for the period from petition date to end of reporting period, including both payments listed above, are $2,996,651.80 for fees and $64,761.15 for expenses.

(E) The cumulative fees and expenses paid to Richards, Layton & Finger, for the period from petition date to end of reporting period, including both payments listed above, are $432,929.40 for fees and $33,942.68 for expenses.

(F) The cumulative fees and expenses paid to Warren H. Smith & Associates, for the period from petition date to end of reporting period, including both payments listed above, are $40,399.90 for fees and $1,394.16 for expenses.

(G) The cumulative fees and expenses paid to Weil, Gotshal & Manges, for the period from petition date to end of reporting period, including both payments listed above, are $5,351,729.44 for fees and $294,002.84 for expenses.

MOR-1b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

Notes Regarding Advanta Bank Corp. and Advanta Bank

The Utah Division of Financial Institutions closed Advanta Bank Corp. (“ABC”), a wholly-owned subsidiary of Advanta Corp., and the Federal Deposit Insurance Corporation (the “FDIC”) was appointed the receiver of ABC effective March 19, 2010.  As a result, the FDIC assumed all of ABC’s deposits and controls all of ABC’s assets. Advanta Corp. expects no recovery from the FDIC for Advanta Corp.’s ownership interest in ABC.  The book value of Advanta Corp.’s investment in the stock of Advanta Bank Corp. was reduced to zero as of March 19, 2010.  As a result, Advanta Corp.’s income statement for the period from petition date to November 30, 2010 includes a $63 million loss that is classified as equity in earnings (loss) of subsidiaries.  As previously disclosed, Advanta Corp. does not expect that any of the proceeds associated with the liquidation of the assets of ABC will be distributed to Advanta Corp. or its stakeholders, including stockholders and creditors, on account of Advanta Corp.’s equity interest in ABC.

The balance sheets of the Debtors as of August 31, 2010 included approximately $18 million of net assets related to ABC, which included claims against ABC for deposits and various types of intercompany receivables.  On August 27, 2010, Advanta Corp. and the FDIC reached an agreement, subject to approval of the U.S. Bankruptcy Court, on the terms of a settlement that would fully and finally resolve certain claims and adversary proceedings between the Debtors and the FDIC.  The settlement agreement was approved by the U.S. Bankruptcy Court on September 7, 2010.  The settlement agreement resulted in a reduction of the claims of ABC and the Debtors against the other, as described below.  The settlement agreement eliminated all of the Debtors’ claims against ABC and, as a result, the $18 million of net assets related to ABC on the Debtors’ balance sheets were adjusted to zero in the month ended September 30, 2010.  Those adjustments were classified as other reorganization expenses on the Debtors’ income statement for the period from petition date to November 30, 2010.  The agreement also settled ABC’s over $200 million of claims asserted against the Debtors in the bankruptcy proceedings in a way that will result in either no claim against any of the Debtors or a $50 million general unsecured claim against Advanta Corp.  The settlement will also potentially add $5.4 million to the Debtors’ assets depending on the occurrence of certain events and conditions.

Advanta Bank was a Delaware state bank that was an indirect subsidiary of Advanta Corp. until it dissolved effective June 30, 2010.  On March 26, 2010, prior to its dissolution, Advanta Bank entered into a settlement agreement with the FDIC.  As previously disclosed, the FDIC assessed cross-guarantee liability against Advanta Bank in relation to deposit liabilities of ABC, based on the common ownership of the two banks.  Advanta Bank was also, as previously disclosed, involved in regulatory, administrative and judicial proceedings with the FDIC.  The settlement agreement between Advanta Bank and the FDIC settled the cross-guarantee liability and Advanta Bank’s regulatory, administrative and judicial proceedings with the FDIC. As part of the settlement agreement, Advanta Bank agreed to transfer to the FDIC all of the

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

Notes Regarding Advanta Bank Corp. and Advanta Bank (continued)

cash, loans, securities, accounts receivable and other assets of Advanta Bank with the parties agreeing that this transfer would fully satisfy the cross-guarantee liability that was asserted by the FDIC.  The settlement agreement also contains mutual releases from each of the parties against the other.  Advanta Bank recognized a charge of $4.5 million associated with the settlement agreement, which is reflected in Advanta Corp.’s income statement for the period from petition date to November 30, 2010 as part of equity in earnings (loss) of subsidiaries.  The balance sheets of the Debtors as of November 30, 2010 have no amounts related to Advanta Bank.

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 31, 2010
INCOME STATEMENTS
FOR THE MONTH ENDED NOVEMBER 30, 2010
(Unaudited)

		Advanta Business	Advanta	Advanta
		Services	Business	Shared	Advanta	Advanta	Advantennis	Advanta	Advanta Mortgage
	Advanta Corp.	Holding Corp.	Services Corp.	Services Corp.	Service Corp.	Advertising Inc.	Corp.	Investment Corp.	Holding Co.
(In thousands)	09-13931 (KJC)	09-13935 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13932 (KJC)	09-13943 (KJC)	09-13941 (KJC)	09-13942 (KJC)	09-13938 (KJC)

Net interest income	$ 2	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

Provision for credit losses	0	0	0	0	0	0	0	0	0

Net interest income after
provision for credit losses	2	0	0	0	0	0	0	0	0

Noninterest revenues (losses):
Equity in earnings of subs	3,036	(0)	0	0	0	0	0	(52)	(1)
Other noninterest revenue	0	0	0	0	0	0	0	0	0
Total noninterest revenues (losses)	3,036	(0)	0	0	0	0	0	(52)	(1)

Operating expenses:
Personnel expense	634	0	0	184	0	0	0	0	0
External processing	124	0	0	0	0	0	0	0	0
Postage expense	2	0	0	0	0	0	0	0	0
Professional fees	28	0	0	0	0	0	0	0	0
Consultant fees	50	0	0	93	0	0	0	0	0
Fraud losses	0	0	0	0	0	0	0	0	0
Equipment expense	5	0	0	0	0	0	0	0	0
Telephone expense	8	0	0	0	0	0	0	0	0
Occupancy expense	35	0	0	0	0	0	0	0	0
Other expenses	162	0	0	13	0	0	0	0	0
Total operating expenses	1,048	0	0	290	0	0	0	0	0

Reorg. exp. - Professional fees	1,595	0	0	0	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	4	0	0	2	0	0	0	0	0
Reorg. exp. - Other	21	0	0	0	0	0	0	0	0
(Gain) loss on assets	0	0	0	(3,678)	0	0	0	0	0
Reorganization items	1,621	0	0	(3,676)	0	0	0	0	0

Pretax income (loss)	369	(0)	(0)	3,386	0	0	0	(52)	(1)

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0

Net income (loss)	$ 369	$ (0)	$ (0)	$ 3,386	$ 0	$ 0	$ 0	$ (52)	$ (1)

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

MOR-2a

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 31, 2010
INCOME STATEMENTS
FOR THE MONTH ENDED NOVEMBER 30, 2010
(Unaudited)

		Advanta	Advanta	Advanta				Great	Great	Great
	Advanta Auto	Mortgage	Finance	Credit Card	Advanta		ideablob	Expectations	Expectations	Expectations
	Finance Corp.	Corp. USA	Corp.	Rec. Corp.	Ventures Inc.	BE Corp.	Corp.	Int'l Inc.	Franchise Corp.	Mgmt. Corp.
(In thousands)	09-13939 (KJC)	09-13937 (KJC)	09-13944 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-14130 (KJC)	09-14129 (KJC)	09-13945 (KJC)	09-13936 (KJC)	09-13940 (KJC)

Net interest income	$ 0	$ 0	$ 0	$ 365	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

Provision for credit losses	0	0	0	630	0	0	0	0	0	0

Net interest income after
provision for credit losses	0	0	0	(265)	0	0	0	0	0	0

Noninterest revenues (losses):
Equity in earnings of subs	0	(1)	0	0	0	0	0	0	0	0
Other noninterest revenue	0	0	0	6	0	0	0	0	0	0
Total noninterest revenues (losses)	0	(1)	0	6	0	0	0	0	0	0

Operating expenses:
Personnel expense	0	0	0	0	0	0	0	0	0	0
External processing	0	0	0	(0)	0	0	0	0	0	0
Postage expense	0	0	0	0	0	0	0	0	0	0
Professional fees	0	0	0	0	0	0	0	0	0	0
Consultant fees	0	0	0	0	0	0	0	0	0	0
Fraud losses	0	0	0	69	0	0	0	0	0	0
Equipment expense	0	0	0	0	0	0	0	0	0	0
Telephone expense	0	0	0	0	0	0	0	0	0	0
Occupancy expense	0	0	0	0	0	0	0	0	0	0
Other expenses	0	0	1	0	0	0	0	0	0	0
Total operating expenses	0	0	1	69	0	0	0	0	0	0

Reorg. exp. - Professional fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Other	0	0	0	0	0	0	0	0	0	0
(Gain) loss on assets	0	0	0	0	0	0	0	0	0	0
Reorganization items	0	0	0	0	0	0	0	0	0	0

Pretax income (loss)	0	(1)	(1)	(329)	0	0	0	0	0	0

Income tax expense (benefit)	0	0	0	0	0	0	0	0	0	0

Net income (loss)	$ 0	$ (1)	$ (1)	$ (329)	$ 0	$ 0	$ 0	$ 0	$ 0	$ 0

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities. The statements do not eliminate intercompany revenues, costs or management fees. These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

MOR-2a

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010
INCOME STATEMENTS
FOR THE PERIOD FROM PETITION DATE THROUGH NOVEMBER 30, 2010
(Unaudited)

	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
(In thousands)	09-13931 (KJC)	09-13935 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13932 (KJC)	09-13943 (KJC)	09-13941 (KJC)	09-13942 (KJC)	09-13938 (KJC)

Net interest income	$ 169	$ 33	$ 0	$0	$0	$ 0	$0	$ 0	$ 0

Provision for credit losses	(25)	0	0	0	0	0	0	0	0

Net interest income after
provision for credit losses	194	33	0	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income	0	2,050	0	0	0	0	0	0	0
Other revenues, net:
Insurance revenues, net	0	0	0	0	0	0	0	0	0
Equity in earnings of subs	(275,197)	(5,657)	0	0	0	(2,331)	0	(52)	(12,960)
Intercompany management fees	155	0	0	7,169	0	0	0	0	0
Other noninterest revenue	143	0	23	0	0	0	0	0	0
Total other revenues, net	(274,899)	(5,657)	23	7,169	0	(2,331)	0	(52)	(12,960)

Total noninterest revenues (losses)	(274,899)	(3,606)	23	7,169	0	(2,331)	0	(52)	(12,960)

Operating expenses:
Personnel expense	6,859	0	0	3,017	0	0	0	0	0
External processing	347	0	0	34	0	0	0	0	0
Advertising expense	1	0	0	6	0	0	383	0	0
Postage expense	13	0	0	9	0	0	0	0	0
Professional fees (B)	439	0	0	(587)	0	0	0	0	0
Consultant fees	1,187	0	0	240	0	0	0	0	0
Fraud losses	0	0	0	0	0	0	0	0	0
Equipment expense	83	0	0	861	2	0	0	0	0
Telephone expense	20	0	0	153	0	0	0	0	0
Occupancy expense	294	0	0	2,938	2	0	0	0	0
Intercompany servicing fees	6,591	0	0	0	0	0	0	0	0
Visa indemnification	(2,634)	0	0	0	0	0	0	0	0
Other expenses	2,219	0	6	1,660	0	0	2,000	0	0
Total operating expenses	15,419	0	6	8,331	5	0	2,383	0	0

Reorg. exp. - Professional fees	19,839	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	1,703	0	0	1,293	0	0	0	0	0
Reorg. exp. - Trustee quarterly fees	55	2	2	35	2	2	2	2	2
Reorg. exp. - Other	11,731	0	0	6,332	0	0	0	0	0
(Gain) loss on assets	(1,180)	0	0	(2,191)	11	0	0	0	0
Reorganization items	32,148	2	2	5,469	13	2	2	2	2

Pretax income (loss)	(322,272)	(3,575)	15	(6,631)	(18)	(2,332)	(2,384)	(54)	(12,962)

Income tax expense (benefit) (A)	(70,153)	0	5,672	450	1,829	0	(54)	0	0

Net income (loss)	$(252,120)	$(3,575)	$(5,657)	$(7,082)	$(1,846)	$ (2,332)	$(2,331)	$ (54)	$(12,962)

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany revenues, costs or management fees.

These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

(A) Income tax expense (benefit) for the reporting period represents changes in estimate of tax assets and/or liabilities by legal entity.
(B) In March 2010, Advanta Shared Services Corp. reversed $897 thousand of accrued audit fees, $697 thousand of which had been accrued pre-petition, when it was determined that an audit of fiscal year 2009 would not be needed for a Form 10-K.

MOR-2b

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010
INCOME STATEMENTS
FOR THE PERIOD FROM PETITION DATE THROUGH NOVEMBER 30, 2010
(Unaudited)

	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BE Corp.	ideablob Corp.	Great Expectations Int'l Inc.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.
(In thousands)	09-13939 (KJC)	09-13937 (KJC)	09-13944 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-14130 (KJC)	09-14129 (KJC)	09-13945 (KJC)	09-13936 (KJC)	09-13940 (KJC)

Net interest income	$ 0	$ 0	$0	$ 5,834	$0	$ 0	$ 0	$ 0	$ 0	$ 0

Provision for credit losses	0	0	0	4,991	0	0	0	0	0	0

Net interest income after
provision for credit losses	0	0	0	843	0	0	0	0	0	0

Noninterest revenues (losses):
Securitization income	0	0	0	0	0	0	0	0	0	0
Other revenues, net:
Insurance revenues, net	0	0	0	23	0	0	0	0	0	0
Equity in earnings of subs	0	(2,990)	0	0	(67)	0	0	(4)	0	0
Intercompany management fees	0	0	0	0	0	0	0	0	0	0
Other noninterest revenue	7	0	0	68	0	0	0	0	0	0
Total other revenues, net	7	(2,990)	0	92	(67)	0	0	(4)	0	0

Total noninterest revenues (losses)	7	(2,990)	0	92	(67)	0	0	(4)	0	0

Operating expenses:
Personnel expense	0	0	0	0	0	(34)	(79)	0	0	0
External processing	0	0	0	231	0	0	0	2	1	0
Advertising expense	0	0	0	0	0	2	0	0	0	0
Postage expense	0	0	0	0	0	0	0	0	0	0
Professional fees (B)	0	0	0	0	0	1	2	0	0	0
Consultant fees	0	0	0	0	0	16	1	0	0	0
Fraud losses	0	0	0	77	0	0	0	0	0	0
Equipment expense	0	0	0	0	0	48	0	0	0	0
Telephone expense	0	0	0	0	0	1	(0)	0	0	0
Occupancy expense	0	0	0	0	0	0	0	0	0	0
Intercompany servicing fees	0	0	0	1,153	0	0	0	0	0	0
Visa indemnification	0	0	0	0	0	0	0	0	0	0
Other expenses	1	1	2	7	0	56	7	0	0	0
Total operating expenses	2	1	2	1,469	0	91	(69)	2	2	0

Reorg. exp. - Professional fees	0	0	0	0	0	0	0	0	0	0
Reorg. exp. - Severance	0	0	0	0	0	114	54	0	0	0
Reorg. exp. - Trustee quarterly fees	2	2	2	1	2	3	2	0	2	0
Reorg. exp. - Other	0	0	0	0	0	(22)	0	0	0	0
(Gain) loss on assets	0	0	0	0	0	(106)	0	0	0	0
Reorganization items	2	2	2	1	2	(10)	56	0	2	0

Pretax income (loss)	4	(2,992)	(3)	(535)	(69)	(80)	13	(5)	(4)	0

Income tax expense (benefit) (A)	(1,737)	11,708	2,986	0	0	0	0	0	0	0

Net income (loss)	$ 1,740	$(14,701)	$(2,990)	$(535)	$ (69)	$ (80)	$ 13	$ (5)	$(4)	$ 0

Note: The Income Statements were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany revenues, costs or management fees.

These Income Statements do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.

(A) Income tax expense (benefit) for the reporting period represents changes in estimate of tax assets and/or liabilities by legal entity.

MOR-2b

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

BALANCE SHEETS
AS OF November 30, 2010
(Unaudited)

(In thousands)	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
	09-13931 (KJC)	09-13935 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13932 (KJC)	09-13943 (KJC)	09-13941 (KJC)	09-13942 (KJC)	09-13938 (KJC)
ASSETS
Cash	$ 26,200	$ 2,287	$ 845	$ 1,068	$ 2	$1	$61	$ 5	$0
Investments available for sale	79,090	0	0	0	0	0	0	0	0
Receivables, net	787	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	206	0	0	535	0	0	0	0	0
Accumulated depreciation	(191)	0	0	(38)	0	0	0	0	0
Premises and equipment, net	14	0	0	497	0	0	0	0	0
Other assets:
Investment in subsidiaries	(127,984)	(74)	0	0	0	(16,210)	0	(1)	6,913
Charged-off receivable asset	445	0	0	0	0	0	0	0	0
Intercompany receivables	168,524	0	15,774	57	190	0	0	711	0
Tax assets	59,222	25,790	0	1,128	2,495	0	4,330	0	0
Other assets	48,926	4,961	0	6,790	0	0	0	0	0
Total other assets	149,133	30,676	15,774	7,975	2,685	(16,210)	4,330	711	6,913
Total assets	$255,224	$32,963	$16,619	$ 9,540	$ 2,687	$ (16,209)	$ 4,391	$716	$ 6,913

LIABILITIES NOT SUBJECT TO COMPROMISE
Intercompany line of credit payable	$ 0	$0	$0	$ 0	$ 0	$0	$ 0	$ 0	$0
Intercompany advance payables	145	1	9	2,595	2	1	1	1	1
Other liabilities	10,684	0	0	1,377	0	0	0	0	0
Total liabilities not subject to compromise	10,829	2	9	3,972	2	2	2	2	2

LIABILITIES SUBJECT TO COMPROMISE
Debt (A)	135,709	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	537	0	0	3,212	0	0
Subordinated debt payable to preferred
securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany advance payables	34	34,715	6	9,505	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	54,898	12,116	16,625	1,382	0	0	0	20,497	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	29,690	0	53	736	2	0	0	0	0
Total other liabilities	99,508	46,831	16,684	11,623	27,440	2,006	17,388	40,063	9,288
Total liabilities subject to compromise	327,508	46,831	16,684	12,160	27,440	2,006	20,600	40,063	9,288

Total liabilities	338,337	46,833	16,693	16,132	27,442	2,007	20,601	40,065	9,290

Stockholders' equity	(83,113)	(13,869)	(74)	(6,592)	(24,755)	(18,217)	(16,210)	(39,349)	(2,377)

Total liabilities and equity	$255,224	$32,963	$16,619	$ 9,540	$ 2,687	$ (16,209)	$ 4,391	$716	$ 6,913

Note: The Balance Sheets were prepared on an accrual basis and include the financial results of the Debtor entities.  The Statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries.

These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.
Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. A substantial portion of intercompany receivables is expected to be uncollectible.

(A) In January 2010, $2.4 million of Advanta Corp. outstanding checks to retail noteholders were reclassified from cash to debt on the Balance Sheet.

MOR-3a

United States Bankruptcy Court
District of Delaware
Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

BALANCE SHEETS
AS OF November 30, 2010
(Unaudited)

(In thousands)	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BE Corp.	ideablob Corp.	Great Expectations Int'l Inc.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.
	09-13939 (KJC)	09-13937 (KJC)	09-13944 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-14130 (KJC)	09-14129 (KJC)	09-13945 (KJC)	09-13936 (KJC)	09-13940 (KJC)
ASSETS
Cash	$ 86	$ 50	$ 5	$ 14	$0	$ 38	$ 16	$0	$ 0	$ 0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	19,900	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	0	0	0	0	0
Accumulated depreciation	0	0	0	0	0	0	0	0	0	0
Premises and equipment, net	0	0	0	0	0	0	0	0	0	0
Other assets:
Investment in subsidiaries	0	45,079	0	0	(18,487)	0	0	1	0	0
Charged-off receivable asset	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	0	0	0	0	0	1	0
Tax assets	830	10,170	1,873	5,544	0	0	0	0	0	0
Other assets	0	0	0	180	0	0	0	0	0	0
Total other assets	836	55,249	46,341	5,723	(18,487)	0	0	1	1	0
Total assets	$ 922	$55,299	$ 46,346	$ 25,637	$ (18,487)	$ 38	$ 16	$1	$ 1	$ 0

LIABILITIES NOT SUBJECT TO COMPROMISE
Intercompany line of credit payable	$0	$0	$ 0	$ 0	$0	$ 42	$0	$0	$ 0	$ 0
Intercompany advance payables	3	2	3	1,386	1	38	45	0	0	0
Other liabilities	0	0	0	0	0	0	0	0	0	0
Total liabilities not subject to compromise	3	3	3	1,386	2	80	45	0	0	0

LIABILITIES SUBJECT TO COMPROMISE
Debt (A)	0	0	0	0	0	0	0	0	0	0
Intercompany line of credit payable	0	0	0	17,425	0	137	15,099	0	0	0
Subordinated debt payable to preferred
securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany advance payables	2	46,357	965	10,525	0	2,078	1,060	0	0	0
Current income taxes payable	0	1,593	0	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	29	12	0	0	0
Total other liabilities	2	49,300	1,264	10,525	0	2,107	1,072	0	0	0
Total liabilities subject to compromise	2	49,300	1,264	27,950	0	2,244	16,171	0	0	0

Total liabilities	6	49,303	1,267	29,337	2	2,324	16,216	0	0	0

Stockholders' equity	916	5,996	45,079	(3,700)	(18,489)	(2,287)	(16,201)	1	1	0

Total liabilities and equity	$ 922	$55,299	$ 46,346	$ 25,637	$ (18,487)	$ 38	$ 16	$1	$ 1	$ 0

Note: The Balance Sheets were prepared on an accrual basis and include the financial results of the Debtor entities.  The Statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries.

These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.
Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts. A substantial portion of intercompany receivables is expected to be uncollectible.

MOR-3a

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

BALANCE SHEETS
AS OF PETITION DATE
(Unaudited)

(In thousands)	Advanta Corp.	Advanta Business Services Holding Corp.	Advanta Business Services Corp.	Advanta Shared Services Corp.	Advanta Service Corp.	Advanta Advertising Inc.	Advantennis Corp.	Advanta Investment Corp.	Advanta Mortgage Holding Co.
	09-13931 (KJC)	09-13935 (KJC)	09-13933 (KJC)	09-13934 (KJC)	09-13932 (KJC)	09-13943 (KJC)	09-13941 (KJC)	09-13942 (KJC)	09-13938 (KJC)
ASSETS
Cash:
Intercompany cash at Advanta Bank Corp.	$ 1,661	$0	$0	$23	$0	$0	$ 0	$0	$0
External cash	19,025	6	820	343	2	1	61	5	0
Total cash	20,686	6	820	366	2	1	61	5	0
Intercompany restricted
interest-bearing deposits at Advanta Bank Corp.	1,258	0	0	0	0	0	0	0	0
Investments available for sale	78,254	0	0	0	0	0	0	0	0
Receivables, net	1,580	0	0	0	0	0	0	0	0
Accounts receivable from securitizations	0	5,350	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	516	0	0	17,763	653	0	0	0	0
Accumulated depreciation	(350)	0	0	(11,385)	(638)	0	0	0	0
Premises and equipment, net	167	0	0	6,378	16	0	0	0	0
Other assets:
Investment in subsidiaries	(16,176)	5,582	0	0	0	(13,879)	0	52	19,873
Charged-off receivable asset	2,445	0	0	0	0	0	0	0	0
Intercompany receivables	197,621	0	15,774	1,293	190	0	0	711	0
Tax assets	0	26,616	5,418	1,158	5,071	0	4,276	850	0
Other assets	49,674	0	0	8,167	0	0	2,383	0	0
Total other assets	233,564	32,198	21,193	10,617	5,261	(13,879)	6,659	1,613	19,873
Total assets	$335,508	$37,554	$22,013	$ 17,362	$ 5,279	$ (13,878)	$ 6,721	$ 1,618	$19,873

LIABILITIES SUBJECT TO COMPROMISE
Debt	$133,277	$0	$0	$ 0	$0	$0	$ 0	$0	$0
Intercompany line of credit payable	0	0	0	1,486	0	0	3,210	0	0
Subordinated debt payable to preferred
securities trust	92,290	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	1	0	0	2	0	0
Intercompany advance payables	34	34,906	6	12,225	27,438	2,006	17,388	19,566	7,025
Current income taxes payable	59,439	12,942	16,372	961	747	0	0	21,348	2,263
Unrecognized tax benefits	14,886	0	0	0	0	0	0	0	0
Other liabilities	34,644	0	53	2,199	2	0	0	0	0
Total other liabilities	109,004	47,848	16,431	15,386	28,187	2,006	17,390	40,913	9,288
Total liabilities subject to compromise	334,570	47,848	16,431	16,872	28,187	2,006	20,600	40,913	9,288

Stockholders' equity	938	(10,294)	5,582	490	(22,908)	(15,884)	(13,879)	(39,295)	10,585

Total liabilities and equity	$335,508	$37,554	$22,013	$ 17,362	$ 5,279	$ (13,878)	$ 6,721	$ 1,618	$19,873

Note:  The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.  Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts.  A substantial portion of intercompany receivables is expected to be uncollectible.

MOR-3b

United States Bankruptcy Court
District of Delaware

Chapter 11
In Re: Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

BALANCE SHEETS
AS OF PETITION DATE
(Unaudited)

(In thousands)	Advanta Auto Finance Corp.	Advanta Mortgage Corp. USA	Advanta Finance Corp.	Advanta Credit Card Rec. Corp.	Advanta Ventures Inc.	BE Corp.	ideablob Corp.	Great Expectations Int'l Corp.	Great Expectations Franchise Corp.	Great Expectations Mgmt. Corp.
	09-13939 (KJC)	09-13937 (KJC)	09-13944 (KJC)	09-14127 (KJC)	09-14125 (KJC)	09-14130 (KJC)	09-14129 (KJC)	09-13945 (KJC)	09-13936 (KJC)	09-13940 (KJC)
ASSETS
Cash:
Intercompany cash at Advanta Bank Corp.	$ 2	$0	$ 0	$ 0	$0	$0	$0	$0	$ 0	$ 0
External cash	78	50	5	21	0	(10)	57	1	5	0
Total cash	79	50	5	21	0	(10)	57	1	5	0
Intercompany restricted
interest-bearing deposits at Advanta Bank Corp.	0	0	0	0	0	0	0	0	0	0
Investments available for sale	0	0	0	0	0	0	0	0	0	0
Receivables, net	0	0	0	40,286	0	0	0	0	0	0
Accounts receivable from securitizations	0	0	0	0	0	0	0	0	0	0
Premises and equipment:
Premises and equipment, gross	0	0	0	0	0	119	0	0	0	0
Accumulated depreciation	0	0	0	0	0	(47)	0	0	0	0
Premises and equipment, net	0	0	0	0	0	72	0	0	0	0
Other assets:
Investment in subsidiaries	0	48,069	0	0	(18,420)	0	0	5	0	0
Charged-off receivable asset	0	0	0	0	0	0	0	0	0	0
Intercompany receivables	6	0	44,468	0	0	0	0	0	0	0
Tax assets	430	22,311	6,634	5,544	0	0	0	0	0	0
Other assets	0	0	0	458	0	10	0	0	0	0
Total other assets	436	70,380	51,102	6,002	(18,420)	10	0	5	0	0
Total assets	$515	$70,430	$ 51,107	$ 46,309	$ (18,420)	$ 72	$ 57	$6	$ 5	$ 0

LIABILITIES SUBJECT TO COMPROMISE
Debt	$ 0	$0	$ 0	$ 0	$0	$0	$0	$0	$ 0	$ 0
Intercompany line of credit payable	0	0	0	40,402	0	137	15,072	0	0	0
Subordinated debt payable to preferred
securities trust	0	0	0	0	0	0	0	0	0	0
Other liabilities:
Intercompany accrued interest payable	0	0	0	4	0	0	27	0	0	0
Intercompany advance payables	3	46,357	965	9,068	0	2,052	1,060	0	0	0
Current income taxes payable	1,336	2,027	1,775	0	0	0	0	0	0	0
Unrecognized tax benefits	0	0	0	0	0	0	0	0	0	0
Other liabilities	0	1,350	299	0	0	89	113	0	0	0
Total other liabilities	1,339	49,733	3,038	9,071	0	2,141	1,199	0	0	0
Total liabilities subject to compromise	1,339	49,733	3,038	49,474	0	2,278	16,271	0	0	0

Stockholders' equity	(824)	20,697	48,069	(3,165)	(18,420)	(2,206)	(16,214)	6	5	0

Total liabilities and equity	$515	$70,430	$ 51,107	$ 46,309	$ (18,420)	$ 72	$ 57	$6	$ 5	$ 0

Note:  The Balance Sheets were prepared on an accrual basis and include the financial results for the Debtor entities.  The statements do not eliminate intercompany assets, intercompany liabilities or investments in subsidiaries. These Balance Sheets do not include the financial results of non-debtor entities controlled by the Debtors and therefore, do not represent the consolidated financial results of Advanta Corp.  Intercompany receivables on the Balance Sheets of the Debtors are not reduced by a reserve for uncollectible amounts.  A substantial portion of intercompany receivables is expected to be uncollectible.

MOR-3b

UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE
In Re:	Chapter 11
Advanta Corp., et al.	Case No. 09-13931 (KJC)
Debtors	Reporting Period: November 1, 2010 to November 30, 2010

Declaration Regarding the Status of Post Petition Taxes of the Debtors
November 30, 2010

Philip M. Browne hereby declares and states:

I am the Chief Financial Officer of Advanta Corp., a corporation organized under the laws of the state of Delaware, which along with certain of its affiliated debtors (collectively, the “Debtors”) are Debtors and Debtors in Possession in the above-captioned chapter 11 cases.  In this capacity, I am familiar with Advanta Corp.’s day-to-day operations, businesses, financial affairs and books and records.

Except as otherwise indicated, all facts set forth in this declaration are based upon my personal knowledge of Advanta Corp.’s operations and finances, information learned from my review of relevant documents and information I have received from other members of management or the Debtors’ advisors.  As a duly elected and qualified officer of Advanta Corp., I am authorized to submit this declaration on behalf of the Debtors and, if I were called upon to testify, I could and would testify competently to the facts set forth herein.  I submit this declaration under penalty of perjury pursuant to 28 U.S.C. § 1746.

To the best of my knowledge, other than as described below, the Debtors have filed all necessary federal, state and local tax returns and made all required post-petition tax payments in connection therewith on a timely basis, or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.  The Debtors, however, as of October 31, 2010, had not yet filed certain state and local combined tax returns for the year ended 12/31/2009 because those tax returns either had to be prepared by the Federal Deposit Insurance Corporation ("FDIC-R"), as receiver for Advanta Bank Corp., Advanta Corp.'s wholly-owned bank subsidiary, or required FDIC-R's signature or other information.  The Debtors worked with the FDIC-R and completed and filed these tax returns in November 2010 and will arrange for payment of any taxes that may be due pursuant to such tax returns.

MOR-4

United States Bankruptcy Court
District of Delaware

In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: Petition Date to November 30, 2010

Summary of Unpaid Post Petition Accounts Payable

	Current	1 - 30	31 - 60	61 - 90	Over 90	Total
Combined Debtors						$ -

The post petition accounts payable report represents open and outstanding trade vendor invoices that have been entered into the accounts payable system.  This summary does not include accruals for invoices not yet received or approved and therefore will differ from the balance sheet on MOR-3a.

MOR-4

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: November 1, 2010 to November 30, 2010

Accounts Receivable Reconciliation and Aging

Accounts Receivable Reconciliation
Total Accounts Receivable at beginning of the reporting period	$ 24,305,149
+ Amounts billed during the period	414,642
- Amounts collected during the period	(1,090,696)
- Other adjustments to Accounts Receivable, including credit memos, discounts	(806,521)
Total Accounts Receivable at ending of the reporting period	$ 22,822,574

Accounts Receivable Aging
0-30 days old	$ 19,857,518
31-60 days old	998,723
61-90 days old	1,053,641
91 + days old	912,692
Total Accounts Receivable	22,822,574
Amounts considered uncollectible (Bad Debt)	(2,136,330)
Accounts Receivable (Net)	$ 20,686,244

Accounts Receivable above does not include intercompany receivables.

MOR-5

United States Bankruptcy Court
District of Delaware
In Re: Advanta Corp., et al.	Chapter 11
Debtors	Case No. 09-13931 (KJC)
Reporting Period: November 1, 2010 to November 30, 2010

Debtor Questionnaire
For the Month Ended November 30, 2010

1	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, attach explanation. (A)	Y
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, attach explanation.	N
3	Have all postpetition tax returns been timely filed? If no, attach explanation. (B)	N
4	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, attach explanation.	Y
5
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened, provide the required documentation pursuant to Delaware Local Rule 4001-3.
N

(A)
In November 2010, two auction sales, pursuant to an order of the Court, were conducted in which ten pieces of art owned by Advanta Shared Services Corp. were sold.  Proceeds of $6,192,000 are expected to be received in
December 2010.

(B)
As of October 31, 2010, the Debtors had not yet filed certain state and local combined tax returns for the year ended 12/31/2009 because those tax returns either had to be prepared by the FDIC-R, as receiver for Advanta Bank
Corp., Advanta Corp.'s wholly-owned bank subsidiary, or required FDIC-R's signature or other information.  The
Debtors worked with the FDIC-R and completed and filed these tax returns in November 2010 and will arrange for payment of any taxes that may be due pursuant to such tax returns.

MOR-5